Fees Summary	Nov. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 395,248,000.00
Previously Paid Amount	0.00
Total Fee Amount	60,512.47
Total Offset Amount	0.00
Net Fee	$ 60,512.47
Final Prospectus	false